                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

I.    RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                             338,152.11
      Available Funds:
            Contract Payments due and received in this period                                                      3,275,693.75
            Contract Payments due in prior period(s) and received in this period                                     221,899.20
            Contract Payments received in this period for next period                                                110,545.60
            Sales, Use and Property Tax, Maintenance, Late Charges                                                    89,627.90
            Prepayment Amounts related to early termination in this period                                         2,923,146.41
            Servicer Advance                                                                                         311,767.93
            Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
            Transfer from Reserve Account                                                                              2,688.56
            Interest earned on Collection Account                                                                      3,291.04
            Interest earned on Affiliated Account                                                                        168.68
            Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
              < Predecessor contract)                                                                                      0.00
            Amounts paid under insurance policies                                                                          0.00
            Any other amounts                                                                                              0.00

                                                                                                                  -------------
      Total Available Funds                                                                                        7,276,981.18
      Less: Amounts to be Retained in Collection Account                                                             324,264.61
                                                                                                                  -------------
      AMOUNT TO BE DISTRIBUTED                                                                                     6,952,716.57
                                                                                                                  =============

      DISTRIBUTION OF FUNDS:

            1.   To Trustee -  Fees                                                                                        0.00
            2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          221,899.20
            3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                      a) Class A1 Principal and Interest                                                                   0.00
                      a) Class A2 Principal (distributed after A1 Note matures) and Interest                               0.00
                      a) Class A3 Principal (distributed after A2 Note matures) and Interest                               0.00
                      a) Class A4 Principal (distributed after A3 Note matures) and Interest                       5,802,687.92
                      b) Class B Principal and Interest                                                               98,880.56
                      c) Class C Principal and Interest                                                              197,996.56
                      d) Class D Principal and Interest                                                              132,730.39
                      e) Class E Principal and Interest                                                              170,382.31

            4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
            5.   To Issuer - Residual Principal and Interest and Reserve Account Distribution
                      a) Residual Interest (Provided no Restricting or Amortization Event in effect)                  18,007.80
                      b) Residual Principal (Provided no Restricting or Amortization Event in effect)                179,999.75
                      c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)       2,688.56
            6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           93,087.62
            7.   To Servicer, Servicing Fee and other Servicing Compensations                                         34,355.90
                                                                                                                  -------------
      TOTAL FUNDS DISTRIBUTED                                                                                      6,952,716.57
                                                                                                                  =============

                                                                                                                  -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}     324,264.61
                                                                                                                  =============

II.   RESERVE ACCOUNT

Beginning Balance                                                                                                 $2,925,289.09
         - Add Investment Earnings                                                                                     2,688.56
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
         - Less Distribution to Certificate Account                                                                    2,688.56
                                                                                                                  -------------
End of period balance                                                                                             $2,925,289.09
                                                                                                                  =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                        $2,925,289.09
                                                                                                                  =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Pool A                             62,123,034.85
                  Pool B                             18,498,377.43
                                                     -------------
                                                                            80,621,412.28
Class A Overdue Interest, if any                              0.00
Class A Monthly Interest - Pool A                       402,764.34
Class A Monthly Interest - Pool B                       119,931.15

Class A Overdue Principal, if any                             0.00
Class A Monthly Principal - Pool A                    4,164,623.06
Class A Monthly Principal - Pool B                    1,115,369.37
                                                     -------------
                                                                             5,279,992.43

Ending Principal Balance of the Class A Notes
                  Pool A                             57,958,411.79
                  Pool B                             17,383,008.06
                                                     -------------          -------------
                                                                            75,341,419.85
                                                                            =============


------------------------------------------------------------------------------------
 Interest Paid Per $1,000       Principal Paid Per  $1,000          Ending Principal
Original Face $257,425,000     Original Face $257,425,000           Balance Factor
       $ 2.030477                      $ 20.510799                     29.267328%
------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                  Class A1                                    0.00
                  Class A2                                    0.00
                  Class A3                                    0.00
                  Class A4                           80,621,412.28
                                                     -------------

Class A Monthly Interest                                                    80,621,412.28
                  Class A1 (Actual Number Days/360)           0.00
                  Class A2                                    0.00
                  Class A3                                    0.00
                  Class A4                              522,695.49
                                                     -------------

Class A Monthly Principal
                  Class A1                                    0.00
                  Class A2                                    0.00
                  Class A3                                    0.00
                  Class A4                            5,279,992.43
                                                     -------------
                                                                             5,279,992.43

Ending Principal Balance of the Class A Notes
                  Class A1                                    0.00
                  Class A2                                    0.00
                  Class A3                                    0.00
                  Class A4                           75,341,419.85
                                                     -------------          -------------
                                                                            75,341,419.85
                                                                            =============


Class A3
------------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000            Ending Principal
Original Face $95,625,000      Original Face $95,625,000             Balance Factor
       $ 5.466097                      $ 55.215607                     78.788413%
------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                     Pool A                                   1,058,275.21
                     Pool B                                     315,027.24
                                                            --------------
                                                                                       1,373,302.45

Class B Overdue Interest, if any                                      0.00
Class B Monthly Interest - Pool A                                 6,843.51
Class B Monthly Interest - Pool B                                 2,037.18
Class B Overdue Principal, if any                                     0.00
Class B Monthly Principal - Pool A                               70,987.89
Class B Monthly Principal - Pool B                               19,011.98
                                                            --------------
                                                                                          89,999.87

Ending Principal Balance of the Class B Notes
                     Pool A                                     987,287.32
                     Pool B                                     296,015.26
                                                            --------------          ---------------
                                                                                       1,283,302.58
                                                                                    ===============

---------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000        Ending Principal
Original Face $4,387,000        Original Face $4,387,000          Balance Factor
       $ 2.024320                     $ 20.515129                   29.252395%
---------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                     Pool A                                   2,117,241.67
                     Pool B                                     630,363.33
                                                            --------------
                                                                                       2,747,605.00
Class C Overdue Interest, if any                                      0.00
Class C Monthly Interest - Pool A                                13,867.93
Class C Monthly Interest - Pool B                                 4,128.88
Class C Overdue Principal, if any                                     0.00
Class C Monthly Principal - Pool A                              141,975.79
Class C Monthly Principal - Pool B                               38,023.96
                                                            --------------
                                                                                         179,999.75
Ending Principal Balance of the Class C Notes
                     Pool A                                   1,975,265.88
                     Pool B                                     592,339.37
                                                            --------------          ---------------
                                                                                       2,567,605.25
                                                                                    ===============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $8,775,000        Original Face $8,775,000               Balance Factor
       $ 2.050919                      $ 20.512792                       29.260459%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                     Pool A                                   1,411,494.42
                     Pool B                                     420,242.22
                                                            --------------
                                                                                       1,831,736.64

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                 9,809.89
Class D Monthly Interest - Pool B                                 2,920.68
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               94,650.52
Class D Monthly Principal - Pool B                               25,349.30
                                                            --------------
                                                                                         119,999.82
Ending Principal Balance of the Class D Notes
                     Pool A                                   1,316,843.90
                     Pool B                                     394,892.92
                                                            --------------          ---------------
                                                                                       1,711,736.82
                                                                                    ===============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $5,850,000        Original Face $5,850,000               Balance Factor
       $ 2.176166                     $ 20.512790                        29.260458%
--------------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                     Pool A                                   1,764,713.67
                     Pool B                                     525,457.18
                                                            --------------
                                                                                       2,290,170.85
Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                15,705.95
Class E Monthly Interest - Pool B                                 4,676.57
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                              118,313.16
Class E Monthly Principal - Pool B                               31,686.63
                                                            --------------
                                                                                         149,999.79
Ending Principal Balance of the Class E Notes
                     Pool A                                   1,646,400.51
                     Pool B                                     493,770.55
                                                            --------------          ---------------
                                                                                       2,140,171.06
                                                                                    ===============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000             Ending Principal
Original Face $7,313,000        Original Face $7,313,000               Balance Factor
       $ 2.787163                      $ 20.511389                       29.265296%
--------------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
               Pool A                                         2,119,943.86
               Pool B                                           631,570.57
                                                            --------------
                                                                                       2,751,514.43
Residual Interest - Pool A                                       13,874.34
Residual Interest - Pool B                                        4,133.46
Residual Principal - Pool A                                     141,975.79
Residual Principal - Pool B                                      38,023.96
                                                            --------------
                                                                                         179,999.75
Ending Residual Principal Balance
               Pool A                                         1,977,968.07
               Pool B                                           593,546.61
                                                            --------------          ---------------
                                                                                       2,571,514.68
                                                                                    ===============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                          34,355.90
- Servicer Advances reimbursement                                                        221,899.20
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                         93,087.62
                                                                                    ---------------
Total amounts due to Servicer                                                            349,342.72
                                                                                    ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                 70,594,703.62

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                   0.00

      Decline in Aggregate Discounted Contract Balance                                                               4,732,526.21

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of
                                                                                                                    -------------
          the related Collection Period                                                                             65,862,177.41
                                                                                                                    =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                           2,180,797.29

          - Principal portion of Prepayment Amounts                                                2,551,728.92

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00
                                                                                                   ------------
                                       Total Decline in Aggregate Discounted Contract Balance      4,732,526.21
                                                                                                   ============

POOL B

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                 21,021,037.98

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                   0.00

      Decline in Aggregate Discounted Contract Balance                                                               1,267,465.19

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the ending of
                                                                                                                    -------------
         the related Collection Period                                                                              19,753,572.79
                                                                                                                    =============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                             915,635.20

          - Principal portion of Prepayment Amounts                                                  351,829.99

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                    0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                         0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                  0.00

                                                                                                   ------------
                                      Total Decline in Aggregate Discounted Contract Balance       1,267,465.19
                                                                                                   ============
                                                                                                                    -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   85,615,750.20
                                                                                                                    =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                                            Predecessor
                                                                       Discounted          Predecessor      Discounted
 Lease #                        Lessee Name                           Present Value          Lease #       Present Value
------------------------------------------------------                -------------        -----------    ---------------
3155-007               RADNET MANAGEMENT, INC.                        $  188,552.08         1231-033      $  1,243,525.87
3155-008               RADNET MANAGEMENT, INC.                        $  535,706.60         1572-033      $    878,621.70
3205-002               FOUNTAIN AND PHOENIX DIAGNOSTIC                $3,111,829.21         2421-001      $  1,711,098.71
3307-002               OPEN MRI OHIO 2 VENTURES, LLC                  $  767,314.06         1046-501      $    639,976.34
3330-004               OPEN MRI TEXAS VENTURES, LLC                   $  756,617.60         1100-503      $    659,108.62
                                                                                            1912-002      $    107,797.25

                                                                      -------------                       ---------------
                                                           Totals:    $5,360,019.55                       $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                                         $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a)>(b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                            NO X

POOL B

                                                                                                             Predecessor
                                                                         Discounted        Predecessor        Discounted
 Lease #                      Lessee Name                              Present Value         Lease #        Present Value
--------------------------------------------------                     -------------       -----------     ---------------
3305-001               OPEN MRI IOWA VENTURES, LLC                     $1,004,680.88         1047-501      $     77,392.98
                                                                                             1100-504      $     93,947.73
                                                                                             1344-026      $     17,225.68
                                                                                             1344-029      $     63,104.76
                                                                                             1344-030      $      2,292.14
                                                                                             1347-010      $      5,382.42
                                                                                             1347-011      $    202,500.53
                                                                                             1347-012      $    194,679.35
                                                                                             1791-008      $     10,844.23
                                                                                             1791-010      $     60,297.19
                                                                                             1791-011      $      9,057.14
                                                                                             1791-012      $      9,708.25
                                                                                             2097-004      $     44,783.62
                                                                                             2454-001      $     80,861.15
                                                                                             2454-003      $     86,291.63
                                                                                             1101-524      $     27,639.26
                                                                       -------------                       ---------------
                                                           Totals:     $1,004,680.88                       $    986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                   $    986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                                          $ 90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                        1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES                            NO X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING

                                                                                                                     Predecessor
                                                                        Discounted          Predecessor               Discounted
Lease #                    Lessee Name                                 Present Value          Lease #                Present Value
---------------------------------------------------------             --------------        -----------            -----------------
2841-002   MEDICAL IMAGING CO., INC.                                  $   980,724.35         2207-005              $   1,326,497.89
2908-001   ALASE, L.L.C.                                              $   131,731.36
2002476-2  ASHLAND AREA COMMUNITY HOSPITAL INC.                       $   169,739.33
           CASH                                                       $    44,302.85
1999-004   NAVIX DIAGNOSTIX, INC.                                     $ 2,985,811.62         1881-005              $   2,387,877.73
3155-007   RADNET MANAGEMENT, INC.                                    $   335,553.30         4284-402              $     335,553.30
1504-013   SIGNATURE MEDICAL                                          $ 1,221,375.67         2557-001              $   1,323,430.38
           CASH                                                       $   102,054.71
3698-001   ADVANCED MEDICAL IMAGING CENTER                            $ 2,192,917.65         1969-006              $   1,246,104.58
3702-007   USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING              $ 2,491,584.11         973-024               $      23,059.86
                                                                                             1081-502              $   1,402,638.25
                                                                                             1629-016              $     227,769.98
                                                                                             1191-501              $      50,901.66
                                                                                             2407-001              $   1,156,266.41
                                                                                             2407-002              $     650,353.97
                                                                      --------------                               ----------------
                                                           Totals:    $10,655,794.95                               $  10,130,454.01

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
   CONTRACTS                                                                                                          10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                                                                  $ 202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                      YES         NO X

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                     Predecessor
                                                                        Discounted          Predecessor               Discounted
Lease #               Lessee Name                                      Present Value          Lease #                Present Value
---------------------------------------------                         --------------         --------              ----------------
1679-002   OPENSIDED MRI OF ST. LOUIS, L.L.C.                         $   506,250.32         2207-004              $     611,746.22
1218-020   MEDICAL SERVICES OF AMERICA                                $   200,642.43

                                                                      --------------                               ----------------
                                                           Totals:    $   706,892.75                               $     611,746.22
a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
   SUBSTITUTED                                                                                                     $     611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                                                                  $  90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                      YES        NO X

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JUNE 16, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1.         AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                         TOTAL OUTSTANDING
                                                               CONTRACTS
     This Month                          1,101,718.00         This Month        85,615,750.20
     1 Month Prior                         880,011.58         1 Month Prior     91,615,741.60
     2 Months Prior                      1,717,562.53         2 Months Prior    95,574,563.60

     Total                               3,699,292.11         Total            272,806,055.40

     a) 3 MONTH AVERAGE                  1,233,097.37      b) 3 MONTH AVERAGE   90,935,351.80

     c) a/b                                      1.36%

2.   Does a Delinquency
     Condition Exist (1c > 6% )?
                                                                                               Yes                     No    X
                                                                                                   -------------------    ---------

3.   Restricting Event Check

     A. A Delinquency Condition
        exists for current period?                                                             Yes                     No    X
                                                                                                   -------------------    ---------
     B. An Indenture Event of
        Default has occurred and
        is then continuing?                                                                    Yes                     No    X
                                                                                                   -------------------    ---------

4.   Has a Servicer Event
     of Default occurred?                                                                      Yes                     No    X
                                                                                                   -------------------    ---------

5.   Amortization Event Check

     A. Is 1c > 8% ?                                                                          Yes                      No   X
                                                                                                   -------------------    ---------
     B. Bankruptcy, insolvency,
        reorganization;
        default/violation of
        any covenant or
        obligation not
        remedied within 90 days?                                                               Yes                     No    X
                                                                                                   -------------------    ---------
     C. As of any Determination
        date, the sum of all
        defaulted contracts
        since the Closing date
        exceeds 6% of the ADCB
        on the Closing Date?                                                                   Yes                     No    X
                                                                                                   -------------------    ---------

6.   Aggregate Discounted
     Contract Balance at
     Closing Date                                                                              Balance $270,243,724.70
                                                                                                       ---------------

     DELINQUENT LEASE SUMMARY

        Days Past Due                Current Pool Balance       # Leases
        -------------                --------------------       --------
          31  -  60                      2,227,838.81              24
          61  -  90                        131,431.66               7
          91  - 180                      1,101,718.00              11

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance
     and Securitization
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